UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2010
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)
212-578-2211
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-5.1
EX-5.2
EX-5.3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 6, 2010, MetLife, Inc. (the “Company”) issued (i) $1,000,000,000 aggregate principal amount of its 2.375% Senior Notes due 2014 (the “2014 Senior Notes”), (ii) $1,000,000,000 aggregate principal amount of its 4.750% Senior Notes due 2021 (the “2021 Senior Notes”), (iii) $750,000,000 aggregate principal amount of its 5.875% Senior Notes due 2041 (the “2041 Senior Notes,” and collectively with the 2014 Senior Notes and the 2021 Senior Notes, the “Fixed Rate Senior Notes”) and (iv) $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2013(the “Floating Rate Senior Notes” and together with the Fixed Rate Senior Notes, the “Senior Notes”). The Senior Notes were issued pursuant to the Senior Indenture, dated as of November 9, 2001 (incorporated by reference to Exhibit 4.1(a) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006), between the Company and The Bank of New York Mellon Trust Company, N.A., (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)) as trustee, (i) as supplemented by the Sixteenth Supplemental Indenture, dated as of August 6, 2010, with respect to the 2014 Senior Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), (ii) as supplemented by the Seventeenth Supplemental Indenture, dated as of August 6, 2010, with respect to the 2021 Senior Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), (iii) as supplemented by the Eighteenth Supplemental Indenture, dated as of August 6, 2010, with respect to the 2041 Senior Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), and (iv) as supplemented by the Nineteenth Supplemental Indenture, dated as of August 6, 2010, with respect to the Floating Rate Senior Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference).
     The Fixed Rate Senior Notes were offered and sold pursuant to the shelf registration statement on Form S-3 (Registration No. 333-147180) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on November 6, 2007 and a prospectus supplement related to the Fixed Rate Senior Notes dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”)). The Floating Rate Senior Notes were offered and sold pursuant to the Registration Statement and a prospectus supplement related to the Floating Rate Senior Notes dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).

Item 8.01	Other Events.
     A copy of the opinion of Dewey & LeBoeuf LLP, relating to the validity of the 82,500,000 shares of the common stock (the “Common Stock”) of the Company that was offered and sold pursuant to the Registration Statement and a prospectus supplement related to the Common Stock dated August 3, 2010 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act), is filed as Exhibit 5.1 hereto.
     A copy of the opinion of Dewey & LeBoeuf LLP, relating to the validity of the Fixed Rate Senior Notes, is filed as Exhibit 5.2 hereto and a copy of the opinion of Dewey & LeBoeuf LLP, relating to the validity of the Floating Rate Senior Notes, is filed as Exhibit 5.3 hereto.

Item 9.01.	Financial Statements and Exhibits.
The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable
(d) Exhibits

4.1	Sixteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2014 Senior Notes.

4.2	Seventeenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2021 Senior Notes.

4.3	Eighteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2041 Senior Notes.

4.4	Nineteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the Floating Rate Senior Notes.

4.5	Form of 2014 Senior Note (included as Exhibit A to Exhibit 4.1 above).

4.6	Form of 2021 Senior Note (included as Exhibit A to Exhibit 4.2 above).

4.7	Form of 2041 Senior Note (included as Exhibit A to Exhibit 4.3 above).

4.8	Floating Rate Senior Note (included as Exhibit A to Exhibit 4.4 above).

5.1	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Stock.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Fixed Rate Senior Notes.

5.3	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Floating Rate Senior Notes.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2 above).

23.3	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.3 above).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By: Name:	/s/ Gwenn L. Carr Gwenn L. Carr
Title:	Executive Vice President
Date: August 6, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

4.1	Sixteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2014 Senior Notes.

4.2	Seventeenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2021 Senior Notes.

4.3	Eighteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the 2041 Senior Notes.

4.4	Nineteenth Supplemental Indenture, dated August 6, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.)), as trustee, relating to the Floating Rate Senior Notes.

4.5	Form of 2014 Senior Note (included as Exhibit A to Exhibit 4.1 above).

4.6	Form of 2021 Senior Note (included as Exhibit A to Exhibit 4.2 above).

4.7	Form of 2041 Senior Note (included as Exhibit A to Exhibit 4.3 above).

4.8	Floating Rate Senior Note (included as Exhibit A to Exhibit 4.4 above).

5.1	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Common Stock.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Fixed Rate Senior Notes.

5.3	Opinion of Dewey & LeBoeuf LLP relating to the validity of the Floating Rate Senior Notes.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1 above).

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2 above).